Exhibit 99.2

Team,

This is a very exciting day for Rudolph!

Moments ago, we announced that we have signed an agreement to merge with Nanometrics, a leading provider of metrology systems and analytics for the most advanced semiconductor manufacturing processes. Nanometrics is a leader in the OCD technology required for a growing number of critical measurements at the nanometer scale.

Founded in 1975, Nanometrics is headquartered in Milpitas, California. In 2018, their revenue was approximately $325 million, up 25% from 2017. This growth was a function of a rapidly expanding advanced memory market and significant market share gains. In addition to their success in the advanced memory market, many of you may already be familiar with Nanometrics for its metrology for thin film and OCD.

We believe our two highly complementary businesses are a natural fit. A combination with Nanometrics adds in leading-edge front-end processes, which represent roughly 70% of Nanometrics’ revenue. It further diversifies our business by expanding our presence in the overall wafer fab equipment marketplace. Of course, we bring a diversified product portfolio of inspection, lithography, and complementary metrology, as well as a more diverse customer base that includes Advanced Packaging in the back end. Together, I believe we will be well aligned to every link in the semiconductor value chain — from wafer manufacturing through packaging. By leveraging our factory-wide software, we will strive to enable smarter manufacturing across the entire value chain.

We expect the combination of Rudolph and Nanometrics to create new opportunities for employees, who will benefit from being part of a company with greater resources, scale, and a broader portfolio of exciting technologies. Our companies’ respective product lines and channels to markets are complementary, and we believe that the combination will create opportunities for accelerated product development by allowing us to offer a broader product portfolio.

Today’s announcement is just the first step in the process of combining our companies. We will continue to operate as separate companies until the transaction closes. I know that this news can be distracting, but we have tremendous and transformative opportunities in front of us! All of our business units have exciting opportunities they are pursuing that will have both near- and long-term benefits to our company! For now, and until the transaction closes, it’s important to remain focused on doing the jobs you do so well — delivering the highest quality services our customers have come to expect from us.

Thank you for all of your continued hard work. We are thrilled with today’s news and look forward to embarking on Rudolph’s next chapter together. Further information can be found in the attached questions and announcement press release.

Quick Facts About Today’s News:

•	We look forward to discussing this exciting news with you in more detail during a special Town Hall Meeting. We will share the meeting details in a separate calendar invite.

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We expect the transaction to close in the second half of 2019, and we expect to announce the new name of our combined companies before then. We want the new name to capture the spirit and the passion of the employees in addition to reflecting the incredible future we see ahead.

•	The combined company will be headquartered in Wilmington, Massachusetts and have worldwide locations and facilities across the U.S., Europe and Asia.

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It is important to remember that until the transaction closes, Rudolph and Nanometrics will continue to be separate, independent companies, and we will operate business as usual. Integration planning will be handled by a dedicated team with representatives from both companies, and employees should not discuss the proposed merger with Nanometrics.

Management Team

Organizationally, I will serve as CEO and Steve Roth will serve as CFO of the combined company, alongside executives from both Rudolph and Nanometrics. Nanometrics’ current director, Christopher Seams, has been nominated to lead the combined company’s Board of Directors, which will have six directors from Rudolph’s and Nanometrics’ current boards.

Inquiries from Investors or the Media

Should you be contacted by members of the media or investors for comment, it is vital that you direct them to the investor relations department. Also, please do not communicate about the transaction externally via e-mail or social media.

Sincerely,

MP

Rudolph CEO

FAQs

1.	What was announced?

•	Today we announced that Rudolph and Nanometrics have signed an agreement to merge.

•	This transaction brings together two highly complementary, leading semiconductor inspection and metrology companies, creating a premier semiconductor process control and lithography company.

2.	What is a ‘merger of equals’?

•	A merger of equals is a transaction structure that enables two companies to combine, while providing ownership to both sets of shareholders.

•	It also allows companies to come together in such a way that they can capitalize on the strengths and best practices of both organizations.

•	It will also allow both sets of shareholders to share in the future success of the combined company.

3.	Who is Nanometrics?

•	Nanometrics is a cutting-edge metrology and inspection supplier to the semiconductor industry.

•	Many of you may already be familiar with them for their leading metrology for thin film and OCD, as well as their success in the memory marketplace.

4.	Why are we combining with Nanometrics? What are the benefits of the combination?

•	This transaction brings together two highly complementary, leading semiconductor inspection and metrology companies, creating a premier semiconductor process control and lithography company.

•	By bringing together a leading front-end metrology provider with a leading defect inspection provider, we will provide customers with unique insight across the value chain.

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With increased scale and portfolio diversification, the combined company will be able to provide improved device yield at reduced manufacturing cycle time, supporting the accelerated product life cycles in the semiconductor and other advanced markets.

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Investors, customers, employees and all constituents are expected to benefit from complementary product portfolios, increased served markets, broader global scale, strong cash generation and increased shareholder value.

5.	What does this transaction mean for employees? What can employees expect between now and closing?

•	Once the transaction closes, our teams will benefit from being part of a company with greater resources, scale, and a broader portfolio of exciting technologies.

•	The organization will be far larger and create a number of new opportunities for employees looking to advance their careers and to develop new skills.

•	While our merger announcement is a significant milestone, it is important to understand that it is just the first step towards bringing our companies together.

•	Until the transaction closes, Rudolph and Nanometrics will continue to be separate, independent companies, and we will operate business as usual.

6.	Who will lead the combined company, and what will it be called?

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Rudolph CEO Mike Plisinski will serve as Chief Executive Officer and Rudolph CFO Steve Roth will serve as Chief Financial Officer of the combined company, alongside a highly experienced leadership team comprised of executives from both companies.

•	The Board of Directors will be led by Nanometrics director Christopher Seams and will have 12 directors, consisting of six from each existing Board.

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We expect to announce the new name of our combined company prior to the transaction closing, which we expect to occur in the second half of 2019, subject to the completion of customary closing conditions, including receipt of regulatory approvals, and approval by the stockholders of each company.

7.	Where will the combined company be headquartered?

•	The combined company will be headquartered in Wilmington, Massachusetts, and will maintain a strong presence at Nanometrics’ headquarters in Milpitas, California.

•	The combined company will have worldwide locations and facilities across the U.S., China, Europe, France, Japan, South Korea, Singapore and Taiwan.

8.	When will the merger be completed?

•	We expect the transaction to close in the second half of 2019.

•	Until then, we will continue to operate as independent companies.

9.	Do I need to do anything differently because of the planned combination?

•	No, for now, nothing changes.

•	Until the transaction closes, it is business as usual, and both Rudolph and Nanometrics will continue to operate as separate companies.

10.	Will all employees be transitioning to the combined company?

•	Since our businesses are highly complementary, employees will benefit from being part of a company with greater resources, scale, and a broader portfolio of exciting technologies.

•	That said, as with any transaction like this, there are certain synergies in bringing together two organizations. There will be some changes, although it’s too early to be specific.

•	As we bring together these two companies and our associates, we will have a process in place to understand talent throughout our organizations.

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We will handle with great care any impact this has on our employees and their careers. Treating our colleagues with fairness and respect is of the utmost importance to the leadership of both Rudolph and Nanometrics.

•	We will be discussing integration plans over the coming months as we near the transaction close.

11.	What are the integration plans? Who will lead the integration effort?

•	We will build an Integration Team with members from Rudolph and Nanometrics to ensure a seamless transition and work to maximize the great assets and talent of both companies.

•	They will work to maximize the great assets and talent of both companies.

12.	Will my compensation, bonus, incentive program, or benefits packages change as a result of the transaction? Will my present paid time-off benefits (e.g. vacation, holidays) continue?

•	Until the transaction closes, we will remain a separate, independent company and will continue to operate as usual; there will be no immediate changes to employee salaries, compensation, or benefits.

13.	Will any facilities or operations be closed or sold as a result of the merger?

•	Until the transaction closes, we will remain a separate, independent company and will continue to operate as usual.

•	We will build an Integration Team with members from Rudolph and Nanometrics to ensure a seamless transition and work to maximize the great assets and talent of both companies.

14.	What will happen to my stock ownership in Rudolph?

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When the merger is completed, each share of Rudolph will be converted into the right to receive 0.8042 shares of Nanometrics (the “exchange ratio”) and, following closing of the merger, Nanometrics shares will constitute shares of the combined company.

•	Rudolph stockholders will own approximately 50 percent and Nanometrics stockholders will own approximately 50 percent of the combined company.

15.	What will happen to my Rudolph unvested equity grants?

•	Prior to the merger, all Rudolph equity awards will continue to vest in accordance with their terms.

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After the merger, existing equity awards in Rudolph will be converted to Nanometrics equity and be adjusted to reflect the agreed exchange ratio, subject to the terms of the awards and any related agreements and except as otherwise required to comply with legal requirements that may be applicable to employees located outside of the United States.

16.	What will happen to my Rudolph vested options?

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Any existing vested Rudolph options will be converted to Nanometrics options and be adjusted to reflect the agreed exchange ratio upon closing, subject to the terms of the awards and any related agreements and except as otherwise required to comply with legal requirements that may be applicable to employees located outside of the United States.

17.	What does this transaction mean for customers? What should I tell customers about this transaction?

•	The combined company will bring together a leading front-end metrology provider with a leading defect inspection provider, providing customers with unique insight across the value chain.

•

With increased scale and portfolio diversification, the combined company will be able to provide improved device yield at reduced manufacturing cycle time, supporting the accelerated product life cycles in the semiconductor and other advanced markets.

•

There are also opportunities to coordinate and integrate the two companies’ core competencies (optics and software) to enhance the broader technology portfolio that could lead to development of new systems and software solutions to customers’ next high-value challenges.

•	These are post-closing benefits. Between now and closing, nothing will change and we will continue to operate as independent companies.

18.	What does this mean for suppliers? What should I tell suppliers about this transaction?

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As one of the largest companies in the semiconductor capital equipment industry, we will need to rely on our suppliers even more for our success, and this means there will be opportunities for us to work with them even more closely.

•	We have developed a communication plan for communicating with our supplier about the transaction and you will be notified if you are part of that outreach.

19.	Who can I contact if I have more questions?

•	As we move through this process, we will do our best to keep you informed.

•	If you have any questions, please do not hesitate to reach out to your manager.

20.	Is there a place where partners and customers can go to get updated information about the merger?

•	For more information, please direct partners and customers to our website.

•	If you have any questions, please do not hesitate to reach out to your manager.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Nanometrics Incorporated (“Nanometrics”) and Rudolph Technologies, Inc. (“Rudolph”). Statements in this communication regarding Nanometrics, Rudolph, or the proposed business combination between Nanometrics and Rudolph (the “Proposed Transaction”) that are forward-looking, including statements regarding the anticipated benefits of the Proposed Transaction, the impact of the Proposed Transaction on Nanometrics’ and Rudolph’s employees, business and future financial and operating results, the amount and timing of synergies from the Proposed Transaction, and the closing date for the Proposed Transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Nanometrics’ and Rudolph’s control. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Nanometrics’ and Rudolph’s products and solutions; (ii) the ability of Nanometrics or Rudolph to meet rapid demand shifts; (iii) the ability of Nanometrics or Rudolph to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) the companies’ concentrated customer bases; (v) the ability of Nanometrics or Rudolph to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability of Nanometrics or Rudolph to protect and enforce intellectual property rights; (vii) operational, political and legal risks of Nanometrics’ and Rudolph’s international operations; (viii) the increasing complexity of certain manufacturing processes; (ix) raw material shortages and price increases; (x) changes in government regulations of the countries in which Nanometrics and Rudolph operate; (xi) the fluctuation of currency exchange rates; (xii) fluctuations in the market price of Nanometrics’ stock; and (xiii) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability of the companies’ to integrate their respective businesses promptly and effectively and to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the companies’ ability to obtain the approval of the Proposed Transaction by their respective stockholders and the timing of the closing of the Proposed Transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the Proposed Transaction to close for any other reason; the risk that a consent or authorization that may be required for the Proposed Transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the Proposed Transaction; and the diversion of management time in connection with the Proposed Transaction. For a more detailed discussion of such risks and other factors, see Nanometrics’ and Rudolph’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risks Factors” in Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, filed on February 25, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 15, 2019 and in any other subsequently filed periodic reports or other filings of the companies with the SEC, each as available on the SEC website at www.sec.gov or investor.nanometrics.com or investors.rudolphtech.com. Neither Nanometrics or Rudolph assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the Proposed Transaction. In connection with the Proposed Transaction, Nanometrics intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Nanometrics and Rudolph that also constitutes a prospectus of Nanometrics. Each of Nanometrics and Rudolph also plan to file other relevant documents with the SEC regarding the Proposed Transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Nanometrics and Rudolph. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Nanometrics and Rudolph, once such documents are filed with the SEC through SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Nanometrics will be available free of charge on Nanometrics’ website at investor.nanometrics.com or by contacting Nanometrics’ Investor Relations Department by email at ir@nanometrics.com or by phone at (530) 265-9899. Copies of the documents filed with the SEC by Rudolph will be available free of charge on Rudolph’s website at investors.rudolphtech.com or by contacting Rudolph’s Investor Relations Department by email at investors@rudolphtech.com or by phone at (978) 253-6200.

Participants in the Solicitation

Nanometrics, Rudolph and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Nanometrics is set forth in Nanometrics’ proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 3, 2019, and Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, which was filed with the SEC on February 25, 2019. Information about the directors and executive officers of Rudolph is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 2, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Nanometrics or Rudolph using the sources indicated above.